Supplement dated June 29, 2006 to Prospectus dated May 1, 2006, as revised June 29, 2006 for:

Pinnacle 4 Flexible Premium Variable Annuity

Issued by National Integrity Life Insurance Company

Through its Separate Account II

Guaranteed Minimum Accumulation Benefit

The Guaranteed Minimum Accumulation Benefit Option (“GMAB”) is not currently available.

Touchstone VST Service Share Class

The following Portfolio classes are not currently available:

Touchstone VST Aggressive ETF Fund, Service Class

Touchstone VST Conservative ETF Fund, Service Class

Touchstone VST Enhanced ETF Fund, Service Class

Touchstone VST Moderate ETF Fund, Service Class

Please retain this Supplement to the Prospectus for future reference.